UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

SEMTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-06395		95-2119684
(Commission File Number)		(IRS Employer Identification No.)

200 Flynn Road
Camarillo,	California	93012-8790
(Address of principal executive offices)		(Zip Code)
805-498-2111
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

Amendment to the Executive Severance Plan

Semtech Corporation (“Semtech” or the “Company”) maintains the Semtech Corporation Executive Severance Plan, formerly the Semtech Corporation Executive Change in Control Retention Plan (the “Executive Severance Plan”). On June 2, 2026, the Human Capital and Compensation Committee of the Company’s Board of Directors (the “Board”) approved an amendment and restatement of the Executive Severance Plan (the “Amended and Restated Executive Severance Plan”) to provide for severance benefits if a participant’s employment with the Company terminates in certain circumstances not in connection with a Change in Control (with the existing Executive Severance Plan provisions providing severance benefits for certain terminations of employment in connection with a Change in Control continuing in effect).

If an Amended and Restated Executive Severance Plan participant’s employment is terminated by the Company other than for “Cause” or the participant resigns for “Good Reason”, in either case outside a “Change in Control Window” (as each such term is defined in the Amended and Restated Executive Severance Plan) and other than due to the participant’s death or disability, the participant will be entitled to receive the following benefits:

•A severance benefit equal to (A) one times the sum of the participant’s annual base salary rate (at the highest annual rate during the six-month period prior to the date of the participant’s qualifying termination) and (B) a pro-rata target bonus (based on the portion of the year the participant was employed by the Company) for the fiscal year in which the participant’s employment with the Company terminates;

•Payment or reimbursement of the participant’s premiums to continue healthcare coverage under COBRA for up to 12 months; and

•Accelerated vesting of any unvested account balance under the Company’s Nonqualified Excess Plan.

An Amended and Restated Executive Severance Plan participant’s right to receive the severance benefits described above is contingent on the participant providing a general release of claims in favor of the Company and the participant complying with certain restrictive covenants in favor of the Company.

The foregoing summary of the Executive Severance Plan amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Executive Severance Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment to the 2017 Long-Term Equity Incentive Plan

As disclosed in Item 5.07 below, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, the stockholders of the Company, upon the recommendation of the Board of the Company, approved an amendment and restatement (the “Plan Amendment”) of the Semtech Corporation 2017 Long-Term Equity Incentive Plan (the “2017 Plan”, and the 2017 Plan as amended and restated by the Plan Amendment, the “Amended and Restated 2017 Plan”). The Plan Amendment increased the aggregate number of shares of the Company’s common stock available for award grants under the 2017 Plan by 4,300,000 shares and became effective upon such stockholder approval.

The foregoing summary of the 2017 Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated 2017 Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to Vote of Stockholders.

At the Annual Meeting, which was held on June 4, 2026, stockholders (a) elected the nine nominees identified in the table below to the Board to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal; (b) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2027; (c) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (d) approved the Amended and Restated 2017 Plan. Set forth below are the final voting tallies for the Annual Meeting.

The total number of shares present in person or by proxy was 85,271,516 shares or 91.57% of the total shares issued and outstanding as of the record date for the Annual Meeting, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The following is a tabulation of the votes with respect to each of the proposals:

Proposal Number 1
Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Martin S.J. Burvill	80,447,436	741,453	4,082,627
Rodolpho C. Cardenuto	80,777,381	411,508	4,082,627
Gregory M. Fischer	80,824,293	364,596	4,082,627
Saar Gillai	80,659,648	529,241	4,082,627
Hong Q. Hou	80,945,844	243,045	4,082,627
Ye Jane Li	80,237,575	951,314	4,082,627
Paula LuPriore	80,853,787	335,102	4,082,627
Julie G. Ruehl	80,931,696	257,193	4,082,627
Paul V. Walsh, Jr.	80,813,594	375,295	4,082,627

Proposal Number 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
84,825,309	346,449	99,758	0

Proposal Number 3
Advisory (Non-Binding) Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
79,073,683	1,919,240	195,966	4,082,627

Proposal Number 4
Amendment and Restatement of the Semtech Corporation 2017 Long-Term Equity Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
79,476,950	1,603,864	108,075	4,082,627

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Semtech Corporation Executive Severance Plan (As Amended and Restated June 2, 2026)

10.2	Amended and Restated Semtech Corporation 2017 Long-Term Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMTECH CORPORATION

Date:	June 8, 2026	/s/ Mark Lin
		Name:	Mark Lin
		Title:	Chief Financial Officer